Exhibit 99.1

Verecloud Reports Fiscal Year 2011 Results
Transition year reflects investment in Cloudwrangler™ launch

DENVER - September 28, 2011– Verecloud, Inc. (OTCBB:VCLD), innovators in the emerging cloud computing services business, today announced financial results for its fiscal year ended June 30, 2011.

In March 2011, Verecloud shifted its focus to providing an online cloud marketplace targeted directly to small and medium businesses, after building the platform for the telecommunications industry. On August 2, 2011, Verecloud launched Cloudwrangler™ which makes it easier for SMBs to shop for, purchase, monitor and manage the performance of their hosted/cloud services at no additional charge.

“Fiscal year 2011 was a big transition year for us as we shifted our business model to launching our own marketplace,” said John McCawley, chief executive officer of Verecloud. “We invested a lot of resources to prepare for the launch and will continue to build out our sales marketing and operations to serve our expanding customer base.”

Full Year Financial Highlights

•
Revenue of $4,424,608, down 24 percent from the year ended June 30, 2010 and up 285 percent compared to the year ago quarter. The decline is driven by the focus on the transition of the company in March 2011 to delivering cloud services as a complete, customized suite directly to the small and medium business market (SMBs).

•	Net loss of $6,095,895 compared to a loss of $400,493 in 2010. Excluding stock-based compensation, the 2011 loss was $1,758,717.

•	The Company recorded capitalized software of $614,837 for the year ended June 30, 2011 associated with the completion and introduction of its Cloudwrangler™ platform.

•	Ended the year with a cash balance of $202,256 compared to $197,151 as of the fiscal year ended June 30, 2010 and up from $32,961 at March 31, 2011.

The Company is moving rapidly to broaden its service offerings and drive customer growth. As of today, Verecloud has nine services on its platform and is launching an aggressive marketing campaign in October to expand its customer base.

Additional financial information, including historical SEC filings and the current Annual Report on Form 10-K can be found on Verecloud’s website at www.verecloud.com.

About Verecloud
Based in Denver, Colorado, Verecloud®, Inc. is an innovative technology company that developed and operates a cloud service brokerage platform that integrates cloud service suppliers and connects to SMBs through multiple distribution channels. Verecloud is targeted at organizations that need innovative, high-margin cloud services to drive growth including SMBs, communications service providers (CSPs), managed service providers (MSPs), and innovative cloud computing solution suppliers who want access to the evolving distribution channels. For more information on Verecloud visit: http://www.verecloud.com

Forward-Looking Statement
This release may contain projections and other forward-looking statements that involve risks and uncertainties. Forward-looking statements are projections reflecting management’s judgment and assumptions based on currently available information and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Future performance cannot be assured. Readers are referred to the documents filed by Verecloud with the Securities and Exchange Commission (SEC), specifically the most recent reports which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements. Recent documents filed with the SEC can be found in the Investor Relations section of our website (www.verecloud.com). Verecloud believes the forward-looking statements in this release are reasonable; however, you should not place undue reliance on forward-looking statements, which are based on current expectations and speak only as of the date of this release. Verecloud is not obligated to publicly release any revisions to forward-looking statements to reflect events after the date of this release.

Media Relations
Dirk Van Slyke
Corporate Marketing
Verecloud, Inc.
303-999-7398
dirk.vanslyke@verecloud.com

Investor Relations
John McCawley
Chief Executive Officer
Verecloud, Inc.
877-711-6492
john.mccawley@verecloud.com

	June 30,	June 30,
	2011	2010

ASSETS

Current assets
Cash	$ 202,256	$ 197,151
Accounts receivable	128,050	632,962
Other current assets	62,537	34,243
Total current assets	392,843	864,356

Property and equipment
Computer related	89,307	87,655
Equipment and machinery	40,372	36,255
Other property and equipment	36,330	36,330
Subtotal	166,009	160,240
Accumulated depreciation	(136,026)	(98,839)
Net property and equipment	29,983	61,401

Other assets
Capitalized software, net	614,837	-

Total assets	$ 1,037,663	$ 925,757

LIABILITIES AND STOCKHOLDERS' (DEFICIT)

Current liabilities
Accounts payable	$ 271,126	$ 174,899
Current portion of long term debt	2,414,000	-
Accrued liabilities	485,380	319,899
Total current liabilities	3,170,505	494,798

Long term debt	-	864,000

Deferred taxes payable	485,380	319,899

Total liabilities	3,170,505	1,358,798

Commitments and contingencies

Stockholders' (deficit)
Preferred stock - $0.001 par value, 5,000,000 shares authorized:	-	-
No shares issued or outstanding
Common stock - $0.001 par value, 200,000,000 shares authorized:	71,791	70,098
71,791,068 and 70,098,000 shares issued and outstanding, respectively
Additional paid-in capital	5,192,072	797,670
Accumulated (deficit)	(7,396,705)	(1,300,809)
Total stockholders' (deficit)	(2,132,842)	(433,041)

Total liabilities and stockholders' (deficit)	$ 1,037,663	$ 925,757

	Year Ended June 30,

	2011	2010

Revenue	$ 4,424,608	$ 5,840,706

Cost of goods sold	2,313,632	2,621,577

Gross profit	2,110,976	3,219,129

Operating expenses
Employee related (1)	2,713,279	1,343,106
Marketing expense	738,878	682,264
Legal and accounting	246,648	483,662
Consulting expense (1)	3,432,265	296,206
Research and development	454,824	897,668
Rent	89,935	119,933
Travel and entertainment	119,040	75,587
Information technology	48,056	48,624
Depreciation	37,187	33,839
Other	186,912	95,816
Total operating expenses	8,067,024	4,076,704

Operating income (loss)	(5,956,048)	(857,575)

Other income (expense)
Interest income	242	3,704
Interest (expense)	(126,949)	(126,527)
Total other income (expense)	(126,707)	(122,823)

Pretax income (loss)	(6,082,755)	(980,398)

Income tax expense (benefit)	13,140	(579,905)

Net income (loss)	$ (6,095,895)	$ (400,493)

Basic net income (loss) per common share	$ (0.09)	$ (0.01)
Basic weighted average common shares	70,852,885	47,984,619

(1) Includes stock-based compensation as follows:
Salary and wages	$ 1,331,992	$ 270,700
Consulting expenses	$ 3,005,186	$ 98,000
Total Stock-based Compensation	$ 4,337,178	$ 368,700

	Year Ended
	June 30,
Operating Activities	2011	2010
Net income (loss)	$ (6,095,895)	$ (400,493)
Adjustments to reconcile net income to
net cash from operations
Depreciation and amortization	273,795	33,839
Stock for services	177,258	98,000
Stock-based compensation	4,159,920	270,700
Income tax expense (benefit)	-	(579,905)
Change in assets and liabilities
Accounts receivable	504,913	739,898
Other current assets	(28,294)	37,088
Accounts payable	96,226	(3,619)
Other current liabilities	165,481	258,196
Net cash provided by (used in) operating activities	(746,597)	453,703

Investing Activities
Purchase of computer related	(1,652)	(12,727)
Purchase of equipment and machinery	(4,117)	(2,520)
Purchase of other property and equipment	-	(7,946)
Capitalized software	(851,445)	-
Security deposits	-	22,785
Net cash (used in) investing activities	(857,214)	(408)

Financing Activities
Issuance of common stock	58,917	436,000
Reduction in note payable	-	(1,590,000)
Increase (decrease) in line of credit	1,550,000	864,000
Members distributions	-	(506,623)
Net cash provided by (used in) financing activities	1,608,917	(796,623)

Decrease in cash for period	$ 5,105	$ (343,327)
Cash at beginning of period	197,151	540,479
Cash at end of period	$ 202,256	$ 197,151

Schedule of Noncash Investing and Financing Activities
Share Exchange Agreement	$ -	$ (576,225)
Note Purchase Agreement	$ -	$ 1,221,885

Supplemental disclosure:
Cash paid for interest during the year	$ -	$ 126,527
Cash paid for income taxes during the year	$ 13,140	$ -